UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2012 (August 31, 2012)

Signature Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA		91403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 435-1255

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2012 and September 5, 2012, Signature Group Holdings, Inc. (the “Company”) entered into separate Settlement Agreements (the “Agreements”) with (i) Kingstown Partners Master Ltd., Kingstown Capital Management L.P., Kingstown Partners II, L.P., Kingstown Management GP LLC, Ktown LP, Kingstown Capital Partners, LLC (collectively, the “Kingstown Group”), and (ii) James A. McIntyre, the James A. McIntyre Grandchildren’s Trust and The McIntyre Foundation (collectively, “McIntyre”), respectively, which settled all outstanding litigation with the Kingstown Group and McIntyre and other related matters as described below.

Under the terms of the Agreements, the Company agreed, among other things, to assist the Kingstown Group and McIntyre in identifying one or more qualified investors known to the Company to be interested in acquiring all of their respective shares of Company common stock. The Company will not be involved in the negotiation or sale of the Kingstown Group or McIntyre shares to any third party. In consideration therefor, the Kingstown Group and McIntyre have agreed that within five (5) days of the closing of any transaction for the purchase of all of their respective shares of Company common stock, the Kingstown Group and McIntyre will cause to be dismissed (i) the lawsuit captioned James A. McIntyre v. Signature Group Holdings, Inc., Case No. CV 12 00055 (filed January 6, 2012), Business Court, Washoe County, Second Judicial District, State of Nevada (the “Litigation”), and (ii) each of McIntyre’s and the Kingstown Group’s separate appeals of the bankruptcy court order filed on December 9, 2011, in the case captioned In re: Fremont General Corporation, Debtor; Kingstown Partners Master LTD., James A. McIntyre, Appellants, and Signature Group Holdings, Inc., Appellee, BAP Nos. CC-11-1717 and 1720 (collectively, the “Bankruptcy Appeals” and together with the Litigation, the “Legal Proceedings”).

Upon the Kingstown Group and McIntyre completing the sale of their respective shares of Company common stock and the dismissals of the Legal Proceedings, the Company’s board of directors (the “Board”) shall certify that the Board has determined that (i) the prior activities of the Kingstown Group and McIntyre have not triggered and will not trigger a distribution of rights under and pursuant to the Rights Agreement, dated as of October 23, 2007, as amended (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as rights agent and (ii) the Kingstown Group and McIntyre were not “Acquiring Persons,” as such term is defined in the Rights Agreement.

In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), the prior approval of the Board is required before any Company stockholder who is a “five-percent holder” (as defined in Treasury Regulation Section 1.382-2T(g)) of Company common stock may transfer their shares. Because McIntyre’s stock ownership represents more than 5.0% of the Company’s outstanding shares of common stock, the Board has approved and authorized the sale of McIntyre’s shares of Company common stock in accordance with the transfer restrictions included in the Bylaws. As a condition to the Board’s approval of the sale of the McIntyre shares and pursuant to the McIntyre Agreement, McIntyre has agreed not to knowingly sell his shares of Company common stock to any buyer, which after giving effect to the transaction, would cause the buyer to beneficially own greater than 4.9% of the total current outstanding shares of Company common stock.

Pursuant to the Agreements, the Company, McIntyre and the Kingstown Group have also agreed not to sue, and to forever fully release and discharge each other and certain related parties from any and all claims of any nature, whether known or unknown, arising in whole or in part out of the facts, circumstances or events occurring any time or period of time prior to the respective date of the Agreements.

On August 29, 2012, the Kingstown Group completed the sale of 5,298,772 shares of Company common stock to the Zell Credit Opportunities Master Fund (the “Master Fund”) in accordance with the terms of the Kingstown Group Settlement Agreement. This sale transaction represents all of the shares of Company common stock owned by the Kingstown Group. Because the acquisition of the Kingstown Group’s shares by the Master Fund would result in the Master Fund beneficially owning in excess of 5% of the Company’s issued and outstanding common stock, the Master Fund requested and obtained the Board’s (i) authorization and prior approval of its purchase of the Kingstown Group’s shares of Company common stock in accordance with the transfer restrictions included in the Bylaws, (ii) authorization through March 17, 2013 to increase its ownership of Company common stock up to a maximum ownership percentage of 9.9% of the Company’s current outstanding shares of common stock during the Company’s open trading windows, as prescribed by the Company’s insider trading policy, and (iii) determination pursuant to Section 1(a) of the Rights Agreement that the Master Fund will not be deemed an “Acquiring Person,” as such term is defined in the Rights Agreement, as a result of its acquisition of the Kingstown Group’s shares and that the acquisition of such shares will not trigger a distribution of rights under and pursuant to the Rights Agreement. Mr. Philip Tinkler, a member of the Board, abstained from participating in such Board deliberations, as he serves as the Chief Financial Officer and Chief Operating Officer of Equity Group Investments, which is an affiliate of the general partner of the Master Fund.

Neither the acquisition of the Kingstown Group’s shares of Company common stock by the Master Fund nor the sale of all of the McIntyre shares of Company common stock completed pursuant to the McIntyre Agreement will impair or diminish the Company’s net operating loss carryforward (“NOL”) or the Company’s ability to utilize the NOLs now or in the foreseeable future.

The description of the Agreements in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Agreements, copies of which are filed as Exhibit 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement, dated as of August 31, 2012, by and among Signature Group Holdings, Inc., Kingstown Partners Master Ltd., Kingstown Capital Management L.P., Kingstown Partners II, L.P., Kingstown Management GP LLC, Ktown LP and Kingstown Capital Partners, LLC.

10.2	Settlement Agreement, dated as of September 5, 2012, by and among Signature Group Holdings, Inc., James A. McIntyre, the James A. McIntyre Grandchildren’s Trust and The McIntyre Foundation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date: September 7, 2012	By:	/s/ DAVID N. BRODY
	Name:	David N. Brody
	Title:	Sr. Vice President, Counsel & Secretary

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